                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K/A

                      AMENDMENT TO APPLICATION OR REPORT
                FILED PURSUANT TO SECTION, 12, 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934




                        CARRAMERICA REALTY CORPORATION
                      (formerly Carr Realty Corporation)
            (Exact name of registrant as specified in its charter)

                               Amendment No. 1

        The undersigned registrant hereby amends (i) Item 7(b) of its Current Report on Form 8-K filed with the Commission on January 23, 1997 as set forth in the pages attached hereto to file a pro forma condensed consolidated balance sheet (unaudited) at September 30, 1996 and pro forma condensed consolidated statements of operations (unaudited) for the nine months ended September 30, 1996 and for the year ended December 31, 1995 relating to Rio Robles Technology Center, and (ii) Item 7(c) of its Current Report on Form 8-K filed with the Commission on January 23, 1997 as set forth in the pages attached hereto to file the Purchase and Sale Agreement dated as of November 20, 1996 by and between Knickerbocker Properties, Inc. I and CarrAmerica Realty Corporation (Exhibits intentionally omitted), relating to Rio Robles Technology Center.

Date: January 27, 1997


                                        CARRAMERICA REALTY CORPORATION


                                        By:  /s/ Brian K. Fields
                                           ---------------------------
                                             Chief Financial Officer

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (b)   Pro forma financial information.

        CarrAmerica Realty Corporation hereby amends Item 7(b) of its Current Report on Form 8-K filed with the Commission on January 23, 1997 to file a pro forma condensed consolidated balance sheet (unaudited) at September 30, 1996 and pro forma condensed consolidated statements of operations (unaudited) for the nine months ended September 30, 1996 and for the year ended December 31, 1995 relating to Rio Robles Technology Center.

            (c)  Exhibits.

        CarrAmerica Realty Corporation hereby amends Item 7(b) of its Current Report on Form 8-K filed with the Commission on January 23, 1997 to file
Exhibit 10.1, the Purchase and Sale Agreement dated as of November 20, 1996 by and between Knickerbocker Properties, Inc. I and CarrAmerica Realty Corporation (Exhibits intentionally omitted).

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)


       On November 27, 1996, CarrAmerica Realty Corporation (the Company) acquired Rio Robles Technology Center, consisting of 7 buildings located in Silicon Valley, California, and containing 368,178 square feet of office space
available for lease.   The aggregate purchase price for Rio Robles Technology
Center was approximately $46 million, and was paid for through the assumption of liabilities of approximately $281,000 and a draw of approximately $45,700,000 on the Company's line of credit. In October 1996, the Company consummated an offering of Series A Preferred Shares that raised net proceeds of approximately $43 million. The net proceeds of the October offering were used pay down indebtedness under its line of credit, thereby increasing the Company's borrowing capacity.

       This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the aforementioned transactions had been consummated on September 30, 1996. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned transactions have been made.

       This unaudited pro forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the Company's actual financial position would have been at September 30, 1996, had the transactions occurred on that date, nor does it purport to represent the future financial position of the Company.


                                                           At September 30, 1996 (Unaudited)
                                        --------------------------------------------------------------------
                                                                Pro Forma Adjustments
                                                         ------------------------------------
                                                             Series A       Acquisition of
                                                          Preferred Stock     Rio Robles            Pro Forma
                                        Historical (A)      Offering (B)   Technology Center (C)   Consolidated
                                        --------------    ---------------  -----------------      -------------
     ASSETS
Rental property, net                      $  906,342       $     -        $   45,900 (1)           $  952,242
Development property                          40,449             -                 -                   40,449
Restricted and unrestricted cash              22,882             -                 -                   22,882
Other assets                                  74,235             -               103 (1)               74,338
                                         -----------        ------         ---------               ----------
    Total assets                          $1,043,908       $     0        $   46,003               $1,089,911
                                         ===========        ======         =========               ==========

     LIABILITIES
Mortgages and notes payable               $  426,069      ($42,915)       $   45,722 (2)           $  428,876
Other liabilities                             20,480             -               281 (2)               20,761
                                         -----------        ------         ---------               ----------
    Total liabilities                        446,549       (42,915)           46,003                  449,637

Minority interest                             51,611             -                 -                   51,611

     STOCKHOLDERS' EQUITY
Preferred stock                                    -            17                 -                       17
Common stock                                     355             -                 -                      355
Additional paid-in capital                   588,684        42,898                 -                  631,582
Dividends in excess of earnings              (43,291)            -                 -                  (43,291)
                                         -----------        ------         ---------               ----------
    Total stockholders' equity               545,748        42,915                 -                  588,663
                                         -----------        ------         ---------               ----------
   Total liabilities and stockholder's
        equity                            $1,043,908       $     0        $   46,003               $1,089,911
                                         ===========        ======         =========               ==========


Notes:

(A) Reflects the Company's historical consolidated balance sheet as of September 30, 1996.

(B) Reflects the issuance of 1,740,000 Series A Preferred Shares at the price of $25 per share. Transaction costs of $585 were incurred. The Company used all of the proceeds to pay down amounts outstanding under its line of credit.

(C) Reflects the following pro forma adjustments related to Rio Robles Technology Center:

     (1)  total acquisiton costs of $46,003; and

     (2) the assumption of other liabilities of $281 and a draw on the line of credit of $45,722.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)


      These unaudited pro forma Condensed Consolidated Statements of Operations are presented as if the aforementioned transactions had been consummated as of the beginning of the respective periods.

      These unaudited pro forma Condensed Consolidated Statements of Operations should be read in conjunction with the Historical Summary of Operating Revenue and Expenses of Rio Robles Technology Center and Notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned transactions have been made.

      These unaudited pro forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the Company's actual results of operations would have been assuming the transactions had been consummated as of the beginning of the respective periods, nor do they purport to represent the results of operations of the Company for future periods.



                                                                For the nine months ended September 30, 1996 (Unaudited)
                                               -----------------------------------------------------------------------------------
                                                                                   Pro Forma Adjustments
                                                                                   ---------------------

                                                                       Series A                Acquisition of
                                                                     Preferred Stock             Rio Robles              Pro Forma
                                               Historical (A)          Offering (B)          Technology Center (C)     Consolidated
                                               -------------         ---------------         ------------------       -------------
Real estate operating revenue:
        Rental revenue                           $  100,639           $      -                $  3,726  (1)           $   104,365
        Real estate service income                    9,265                  -                       -                      9,265
                                               -------------         -----------             -----------               ----------
                Total revenues                      109,904                  -                   3,726                    113,630
                                               -------------         -----------             -----------               ----------

Real estate operating expenses:
        Property operating expenses                  33,371                  -                     588  (4)                33,959
        Interest expense                             21,857             (2,413)                  2,572  (2)                22,016
        General and administrative                   10,661                  -                       -                     10,661
        Depreciation and amortization                25,744                  -                   1,102  (3)                26,846
                                               -------------         -----------             -----------               ----------
                Total operating expenses             91,633             (2,413)                  4,262                     93,482
                                               -------------         -----------             -----------               ----------

                Real estate operating income         18,271              2,413                    (536)                    20,148

        Other operating income (expense)              1,610                  -                       -                      1,610
                                               -------------         -----------             -----------               ----------


        Income before minority interest              19,881              2,413                    (536)                    21,758
                                               -------------         -----------             -----------               ----------

Minority interest                                    (3,895)                 -                       -                     (3,895)
                                               -------------         -----------             -----------               ----------

        Income from continuing operations          $ 15,986          $   2,413              $     (536)              $     17,863
                                               =============         ===========            ============              ===========
Earnings per common share
    from continuing operations (D)                 $   0.70                                                           $      0.69
                                               =============                                                          ===========



                                                                       For the year ended December 31, 1995 (Unaudited)
                                                 --------------------------------------------------------------------------------
                                                                               Pro Forma Adjustments


                                                                          Series A          Acquisition of
                                                                       Preferred Stock      Rio Robles                Pro Forma
                                                  Historical (A)          Offering (B)      Technology Center (C)    Consolidated
                                                  -------------         -----------         ------------------      -------------
Real estate operating revenue:
        Rental revenue                             $      89,539     $        -              $   4,815  (1)         $   94,354
        Real estate service income                        11,315              -                      -                  11,315
                                                   -------------        -----------          -----------            ----------
                Total revenues                           100,854              -                  4,815                 105,669
                                                   -------------        -----------          -----------            ----------

Real estate operating expenses:
        Property operating expenses                       31,579              -                    806  (4)             32,385
        Interest expense                                  21,873         (3,349)                 3,569  (2)             22,093
        General and administrative                        10,711              -                                         10,711
        Depreciation and amortization                     18,495              -                  1,469  (3)             19,964
                                                   -------------       -----------          -----------             ----------
                Total operating expenses                  82,658         (3,349)                 5,844                  85,153
                                                   -------------       -----------          -----------             ----------

                Real estate operating income              18,196          3,349                 (1,029)                 20,516

        Other operating income (expense)                    (912)             -                      -                    (912)
                                                   -------------       -----------          -----------             ----------


        Income before minority interest                   17,284          3,349                 (1,029)                 19,604
                                                   -------------       -----------          -----------             ----------

Minority interest                                         (5,217)             -                      -                  (5,217)
                                                   -------------       -----------          -----------             ----------

        Income from continuing operations             $   12,067      $   3,349              $  (1,029)             $   14,383
                                                   =============      ============          ===========             ==========
Earnings per common share
    from continuing operations (D)                    $     0.90                                                    $     0.87
                                                   =============                                                    ==========

               CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND
                       THE YEAR ENDED DECEMBER 31, 1995
                                 (UNAUDITED)

ADJUSTMENTS (DOLLARS IN THOUSANDS):

(A) Reflects the Company's historical consolidated statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995.

(B) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of the line of credit with the proceeds from the Series A Preferred Stock Offering.

(C)   Pro forma adjustments for the purchase of the acquired property reflect:

      (1)  the historical operating activity of the property acquired;

      (2)  the additional interest expense on the line of credit;

      (3) the depreciation expense for the acquisition based on the new accounting basis for the rental property acquired; and

      (4) the historical operating activity of the rental property ($701 for the nine months ended September 30, 1996 and $971 in 1995) reduced by the elimination of management fee expense that is no longer incurred by the Company upon purchase of the property ($113 for the nine months ended September 30, 1996 and $165 in 1995).

(D) Based upon 27,723,006 and 18,156,687 pro forma shares of Common Stock outstanding and common stock equivalents on a weighted average basis during the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively. Net income and weighted average shares outstanding have been adjusted for certain minority interests which have a dilutive effect on earnings per share.